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                                                                   EXHIBIT 10.15


                                                                  DRAFT 12/18/96
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                         WESLEY JESSEN VISIONCARE, INC.

                     EMPLOYEE STOCK DISCOUNT PURCHASE PLAN
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          1.  Title.  The plan described herein shall be known as the Wesley
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Jessen VisionCare, Inc. Employee Stock Discount Purchase Plan (the "Plan").  The
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Plan will be maintained by the Company and any of its subsidiaries that may adopt the Plan from time to time in accordance with the procedures set forth in
Section 23 hereof (each such adopting subsidiary referred to herein as a
"Covered Entity") with the Company's consent.
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          2.  Purpose.  The purpose of the Plan is to give employees wishing to
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do so a convenient means of purchasing at a discount shares of shares of Common
Stock of Wesley Jessen VisionCare, Inc. (the "Shares") through payroll
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deductions.  The Company believes that ownership of Shares by employees will foster greater employee interest in the Company's growth and development. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").
                                                           ----

          3.  Shares Reserved for the Plan.  There shall be reserved for
              ----------------------------
issuance and purchase by employees of the Company under this Plan an aggregate of __________ Shares, subject to adjustment as provided in Section 17 hereof. Shares subject to the Plan may be shares now or hereafter authorized and unissued or shares already authorized, issued and owned by the Company. The right to purchase shares pursuant to the Plan shall be made available by a series of quarterly offerings to employees eligible to participate in the Plan pursuant to Section 8 hereof. If and to the extent that any right to purchase reserved Shares shall not be exercised by any employee for any reason or if such right to purchase shall terminate as provided herein, Shares that have not been so purchased under the Plan shall again become available for the purposes of the Plan during the remaining term of the Plan.

          4.  Effective Date.  The Plan shall become effective on the date of
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the consummation of the initial public offering of the Company's Common Stock, par value $.01 per share (the "Effective Date").
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          5.  The Plan Year.  The Plan shall operate on a fiscal year beginning
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on the first day of January in each year and ending on the 31st day of December.
This fiscal year is referred to

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herein as the "Plan year."  The initial Plan year shall begin on the Effective
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Date.

          6.  Plan Quarters.  The Plan year shall be divided into four Plan
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quarters ending March 31, June 30, September 30 and December 31.  Each such quarter is referred to herein as a "Plan quarter."
                                    ------------

          7.  Plan Administration.  The Plan shall be administered by the
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Compensation Committee of the Company's Board of Directors (the "Committee").
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As Plan administrator, the Committee shall have complete control of the administration of the Plan, which includes the determination of employees, eligibility for participation in accordance with the standards set forth in
Section 8 hereof, the interpretation of provisions of the Plan, the adoption of any rules or regulations which may be necessary, advisable or desirable in the operation of the Plan including rules governing the participation of officers and directors in the Plan in order to exempt transactions under the Plan in accordance with Rule 16b of the Securities and Exchange Commission, and the delegation of certain of the duties of the Committee to an agent to facilitate the purchase and transfer of Shares and to otherwise assist in the administration of the Plan. The Committee shall control the general administration of the Plan with all powers necessary to enable it to carry out its duties in that respect, except that, if for any reason a Committee shall not have been appointed, all authority and duties of the Committee under this Plan shall be vested in and exercised by the Board of Directors of the Company.

          8.  Eligibility.  Any employee of the Company who is a United States
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resident or who is a United States citizen temporarily on location at a facility outside of the United States and any Covered Entity (as defined in Section 22 hereof) shall be eligible to participate in the Plan on the day next following the six-month anniversary of such employee's employment provided such employee
(i) regularly works at least 1,000 hours during the calendar year, (ii) has an average work week of 20 hours or more during the period worked and (iii) would not own, immediately after the exercise of any right granted hereunder, stock possessing five percent (5%) or more of the combined voting power or value of all classes of capital stock of the Company. The Committee shall determine which employees are eligible to participate in the Plan in accordance with the standards set forth in this Section.

          9.  Election to Participate, Payroll Deductions and Lump Sum
              --------------------------------------------------------
Contributions.  An eligible employee may elect to participate in the Plan on any
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day within the Plan quarter in which such employee becomes eligible to participate, and thereafter as of the

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first day of any Plan quarter, by correctly completing and returning to the
Company an enrollment form authorizing a specified payroll deduction to be made from each subsequent paycheck for the purchase of Shares under this Plan (the "payroll deduction"). The minimum allowable payroll deduction is $20.00 per
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payroll period. All payroll deductions shall be made regularly and in equal amounts and shall be credited on the records of the Company in the name of the eligible employee. Such credit shall constitute only a bookkeeping entry by the Company and no interest will be paid or due on any money paid into this Plan or credited to such eligible employee. Employees who elect to participate in the Plan are referred to herein as "participating employees."
                                -----------------------

          A participating employee will be deemed to have authorized the same payroll deduction for each subsequent payroll period provided that he or she is eligible to participate during each subsequent payroll period. A participating employee may increase or decrease his or her payroll deduction as of the first day of the first full payroll period of any Plan quarter by filing the required form, in the time and manner prescribed by the Committee.

          Upon the request of any participating employee, the Company shall suspend making any payroll deduction with respect to such employee as soon as practicable after the employee notifies the Company of such request. In such event, the earliest date upon which payroll deductions may be resumed with respect to such employee shall be the first day of the Plan quarter occurring immediately after the first full Plan quarter that follows the suspension of the employee's payroll deductions.

          In the event that an employee ceases to be a participating employee, or if for any reason the Company does not invest the aggregate amount of payroll deductions of a participating employee, the amount of payroll deductions not theretofore invested shall be returned to such employee.

          10.  Limitation of Number of Shares That an Employee May Purchase.  A
               ------------------------------------------------------------
participant shall be allocated the number of Shares which may be purchased with such participant's contributions; provided, that a participant may purchase no more than 50 Shares in any Plan quarter under this Plan; and further provided that an eligible employee whose purchases for the Plan year do not equal 200 Shares (or, in the case of any partial calender year in which the Plan is in effect, a number of Shares equal to (i) the number of full or partial Plan quarters in such year in which the Plan is in effect, multiplied by (ii) 50 Shares) shall be entitled to make a lump sum contribution to such employee's cash account at any time

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during the period from January 15 through January 31 of the following Plan year, the maximum amount of any such contribution to be the amount necessary to purchase the number of Shares equal to the difference between the participant's aggregate purchases for the immediately preceding Plan year and 200 Shares (or such lesser number of Shares for any partial Plan year as determined above). In the case of any such lump sum contribution, the cost per Share shall be calculated as set forth in Section 12 hereof based upon the closing prices with respect to the immediately preceding Plan quarter. Notwithstanding the foregoing, no right to purchase Shares under this Plan shall permit an employee to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company at a rate which in aggregate exceeds $25,000 of fair market value of such stock (determined at the time the right is granted) for each calendar year in which the right is outstanding at any time. In addition, the total number of Shares purchased under the Plan shall not exceed __________ and if, for any purchase date, the number of Shares to be purchased with participants' cash account balances, when aggregated with all prior purchases under the Plan, would exceed __________ Shares, allocations to participants for such purchase date shall be reduced pro rata in accordance with their respective cash account balances, so that the total allocations shall not cause the total Shares purchased under the Plan to exceed __________ Shares.

          11.  Accounting for Participant Contributions.  The Committee will
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cause to be established a "cash account" and a "Share account" for each participant under the Plan for bookkeeping purposes. As soon as practicable on or after the last day of each Plan quarter, but in no case later than the fifteenth day of the month immediately following the end of the Plan quarter, the Committee will credit each participant's cash account with such participant's payroll deductions during the Plan quarter ("credited payroll
                                                           ----------------
deductions").  The date of crediting of such credited payroll deductions is
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referred to herein as the "deduction crediting date."  The Company shall not be
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required to pay or accrue interest on the cash balances in participants' cash accounts or on the value of participants' Share accounts.

          12.  Share Purchases.  The Committee will use the entire balance of
               ---------------
funds in participants' cash accounts to purchase Shares to be allocated to participants' Share accounts within the first 15 working days following each deduction crediting date. The cost per Share to participants will be 85% of the lower of the closing price for the Shares on the Nasdaq National Market ("Nasdaq") on the first or the last day of the Plan quarter with respect to
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which such purchase relates; provided that if the first or last day of the Plan quarter is a day on which Nasdaq is closed, the price for

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such day shall be determined as of the last preceding day on which Nasdaq is open.

          13.  Allocation of Shares.  As soon as practicable after all necessary
               --------------------
Shares have been purchased by the Committee (or its agent) for the benefit of participants, the Committee will allocate such Shares to participants' Share accounts (the date of such allocation to be referred to as the "Share allocation
                                                                ----------------
date") in the following manner:
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          (a) The Committee will allocate full Shares and fractional Shares to the Share accounts of the individual participants to the extent of the balances in their respective cash accounts, subject to the limitations set forth in
Section 10. The cash accounts will be charged with the cost to participants of all Shares so allocated. No cash balances will remain in the participants' cash accounts immediately after each Share allocation date;

          (b) Until certificates are issued, no person shall have any right to sell, assign, mortgage, pledge, hypothecate or otherwise encumber any of the Shares allocated to a participant's Share account.

          14.  Issuance of Share Certificates.  Share certificates for the
               ------------------------------
number of whole Shares in each participant's Share account may be issued to participants only upon the receipt by the Committee (or its agent) of a participant's written request indicating the number of Shares (to a maximum of the number of full Shares in the participant's Share account) for which the participant wishes to receive certificates. Such request shall be made on a form at the time prescribed by the Committee and filed with the Committee (or its agent). Share certificates shall be issued to the participant as soon as practicable after the end of a Plan quarter.

          15.  Restrictions on Transfer.
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          (a) Restrictive Legend.  Unless the Shares purchased hereunder are
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covered by an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the certificates representing the Shares
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shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN

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     EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE
     SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER."

          (b) Opinion of Counsel.  The participant may not sell, transfer or
              ------------------
dispose of any Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities law is not required in connection with such transfer.

          16.  Expenses.  The Company or the Covered Entity will bear the costs
               --------
associated with administering the Plan and purchasing Shares. No expenses attributable to a participant's sale of Shares, however, will be borne by the Company or the Covered Entity.

          17.  Cash Dividends, Share Splits and Distributions.
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          (a) Cash Dividends.  Cash dividends attributable to Shares allocated
              --------------
to participants' Share accounts as of the record date for which such cash dividends are declared will be credited to participants' cash accounts as of the dividend payment date and applied to Share purchases and allocations on the next Share allocation date in accordance with the methods set forth in Sections 12 and 13 hereof.

          (b) Share Distributions and Share Splits.  Share distributions and
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Share splits attributable to Shares allocated to participants' Share accounts as of the Share distribution record date or the Share split effective date will be credited directly to participants' Share accounts as of the record date and the effective date, respectively, of such Share distributions and such Share splits.

          (c) Share Rights and Warrants.  The Company may, from time to time, in
              -------------------------
the exercise of its sole discretion, declare Share rights or warrants with respect to Shares. Following and as of the record date for determining those shareholders of record entitled to receive Share rights or warrants with respect to their Shares, the Company shall issue, and the Committee shall allocate, such Share rights and/or warrants directly to the appropriate participants as though the Shares allocated to the account of each such participant were held of record by such participant. Certificates representing such Share rights or warrants, if any such certificates have been authorized by the Board of Directors of

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the Company, may be issued to participants pursuant to the procedures set forth in Section 14 of this Plan.

          (d) Change in Common Stock.  In the event of a reorganization,
              ----------------------
recapitalization, stock split, merger, consolidation or other increase or change in the common stock of the Company, the Committee may make appropriate changes in the number and type of Shares that at the time of such event remain available for purchase under this Plan.

          18.  Voting Rights.  Holders of Shares have the right to vote on
               -------------
matters affecting the Company. If one of these matters is submitted to the shareholders for a vote, then following the record date for any shareholder meeting at which such vote is to occur, the Committee shall advise the Company of the number of participants for whom Shares are held in Share accounts on such record date, and the Company shall furnish the Committee (or its agent) with sufficient sets of its proxy soliciting materials to deliver one set to each such participant. The Committee shall thereupon forward one set to each participant for whom allocated Shares are being held and request voting instructions. Upon receipt of voting instructions, the Committee shall vote the Shares (including any fractional Shares) as instructed. The Committee shall not vote any Share allocated to a participant's Share account unless voting instructions have been received from the participant.

          19.  Records and Reports to Participants.  The Committee shall cause
               -----------------------------------
to be maintained true and accurate books of account, and a record of all transactions under the Plan, and such accounts, books and records relating thereto shall be open to inspection and audit by such person or persons designated by the Company. At least annually, but in all cases on or before March 31 of each year, the Committee shall file with the Chief Financial Officer of the Company a written report setting forth all receipts and disbursements and other transactions effected on behalf of the Plan during the last preceding Plan year, including a description of all Shares purchased together with the cost of all such Shares. Such report shall also disclose any liabilities of the Plan and shall show, as of the close of the Plan year, the value of each active cash account and Share account of each participant together with the record of Share certificates delivered to each of the participants during such Plan year. The Committee shall have the right to maintain one or more bank accounts for funds contributed to the Plan, and to make deposits in and withdrawals therefrom in connection with its administration of the Plan.

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          An annual report shall be rendered to each participant in the Plan annually within 90 days after the close of the Plan year, showing for the Plan year just ended:

          (a) the amounts of employee payroll deductions made for each participant;

          (b) the amounts of cash dividends credited to such participant's cash account;

          (c) the number of Shares acquired for such participant's Share account (including the amounts of Share distributions or Share splits so allocated or credited);

          (d) the cost to the participant per Share of Shares purchased for such participant;

          (e) the number of Shares, if any, for which certificates were delivered to such participant; and

          (f) the beginning and ending balances in the participant's Share and cash accounts.

          20.  Termination of Employment.  Settlement of the accounts of
               -------------------------
participants whose employment has terminated shall be made as of the beginning of the Plan quarter following the Plan quarter in which termination of employment occurred.

          As promptly as practicable after the close of the Plan quarter in which termination of employment occurred, the Committee will deliver to such former participant a certificate for the number of full Shares allocated to such participant's account and not previously distributed, together with a check for
(i) any remaining cash balance and (ii) the value of any fractional Shares allocated to such participant's account.

          In the event of a participant's death, settlement will be made to the participant's duly appointed legal representative after the satisfaction of any applicable legal requirements.

          21.  Amendment and Termination of the Plan.  Subject to the provisions
               -------------------------------------
of Section 423 of the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Board of Directors may amend this Plan in
                   ------------
any respect; provided, that no amendment may affect any participant's right to the benefit of contributions made by such participant prior to the date of the amendment.

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          The Board of Directors reserves the right to terminate or temporarily suspend this Plan at the end of any Plan quarter. In the event of termination or suspension of the Plan, the Committee will make an allocation of Shares to the Share accounts of the participants in the usual manner. As soon as practicable, the Committee will distribute to or on behalf of each participant all of the Shares held in such participant's Share account plus an amount of cash equal to the balance in such participant's cash account.

          22.  Limitation on Sale of Shares.  No Shares will be sold under the
               ----------------------------
Plan to any employee residing or employed in any jurisdiction where the sale of such Shares is not permitted under the applicable laws.

          23.  Adopting Subsidiaries.  Any subsidiary of the Company may adopt
               ---------------------
the Plan on behalf of its employees either unilaterally or by collective bargaining by filing with the Company a certified copy of a resolution of the Board of Directors (or other appropriate authorization satisfactory to the Secretary of the Company) of the subsidiary providing for such subsidiary's adoption of the Plan and a certified copy of a resolution of the Board of Directors of the Company consenting to such adoption. Each such adopting subsidiary is referred to herein as a "Covered Entity."

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